Exhibit 10.29

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE OMITTED INFORMATION AS PRIVATE OR CONFIDENTIAL, AND SUCH INFORMATION IS NOT MATERIAL. OMISSIONS ARE IDENTIFIED AS [***]

FOURTH AMENDMENT TO

STANDBY REAL ESTATE PURCHASE, DESIGNATION AND LEASE PROGRAM

THIS FOURTH AMENDMENT TO STANDBY REAL ESTATE PURCHASE, DESIGNATION AND LEASE PROGRAM (this “Amendment”) is made and entered into effective as of the 11th day of July, 2023, by and between, on the one hand, GPM Portfolio Owner LLC, a Delaware limited liability company (“Portfolio Owner”) and Oak Street Real Estate Capital Fund VI OP, LP, a Delaware limited partnership (“Fund VI,” and collectively with Portfolio Owner, “Purchaser”), and, on the other hand, GPM Investments, LLC, a Delaware limited liability company (“Seller” and together with Portfolio Owner and Fund VI, the “Parties”).

RECITALS

WHEREAS, Portfolio Owner and Seller entered into that certain Standby Real Estate Purchase, Designation and Lease Program with an Effective Date of May 3, 2021, as amended by that certain First Amendment to Standby Real Estate Purchase, Designation and Lease Program by and between Portfolio Owner and Seller with an Effective Date of April 7, 2022, as further amended by that certain Second Amendment to Standby Real Estate Purchase, Designation and Lease Program by and among Portfolio Owner, Seller and Fund VI (who was added as a party to the Agreement under such amendment) with an Effective Date of March 28, 2023, and as further amended by that certain Third Amendment to Standby Real Estate Purchase, Designation and Lease Program by and among Purchaser and Seller with an Effective Date of May 2, 2023 (as so amended, the “Agreement”), for the purchase of real properties operating as convenience stores and gas stations, cardlock fuel stations and other types/classifications of real property, as more set forth in the Agreement; and

WHEREAS, Purchaser and Seller have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.
2.
Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.
3.
SLB Properties. Paragraph B(2) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
(1)
Review of SLB Properties. On or prior to the date that is ten (10) business days after delivery of the SLB Trigger Notice and all of the DD Materials (together with a reasonably detailed calculation of the Minimum Rent Coverage Ratio (as defined below)) with respect to such SLB Properties as and to the extent set forth on Schedule 1 (the “SLB Property

Election Date”), Purchaser shall elect, by written notice to Seller (each, an “SLB Property Election Notice”), to approve or reject each SLB Property (individually) for acquisition by Purchaser. Purchaser may elect to reject any SLB Property only if (i) the Seller SLB Trigger Notice Proposed Percentage is less than [***], (ii) any such SLB Property does not satisfy the Minimum Rent Coverage Ratio (as defined below) or (iii) the DD Materials with respect to such SLB Property disclose a fact, circumstance or other matter that would have a material and adverse effect on the value, financeability or condition of such SLB Property or the tenant or guarantor under the Lease, as determined by Purchaser in its reasonable discretion. If Purchaser fails to deliver an SLB Property Election Notice with respect to any SLB Property on or before the SLB Property Election Date, then Purchaser shall be deemed to have rejected such SLB Property.

As used herein, “Minimum Rent Coverage Ratio” shall mean, with respect to any Property, the ratio of EBITDAR to the initial annual base rent with respect to such Property as identified in the applicable SLB Trigger Notice or Assigned Trigger Notice is no less than [***].

As used herein, “EBITDAR” shall mean the sum, without duplication, of the following as determined in accordance with terms that are determined in accordance with generally accepted accounting principles in effect at the time: (i) net income (loss), plus (ii) income tax expense, minus (iii) income tax benefit, plus (iv) interest expense, minus (v) interest income, plus (vi) depreciation expense, plus (vii) amortization expense, plus (viii) losses on sale or disposal of property, plant and equipment and other assets, minus (ix) gains on the sale or disposal of property, plant and equipment and other assets, plus (x) any impairment charges, plus (xi) any expensed transaction/acquisition related fees and expenses, plus (xii) any extraordinary, unusual or non-recurring charges including any restructuring or integration costs that were expensed, minus (xiii) any extraordinary, unusual or non-recurring gains, plus (xiv) rent expense. To the extent that EBITDAR is being used to calculate the Minimum Rent Coverage Ratio for an Assigned Property, it shall be based on a pro forma basis, subject to underwriting adjustments.

4.
Assigned Properties. Paragraph C(2) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
(1)
Review of Assigned Properties. On or prior to the date that is five (5) business days after delivery by Seller to Purchaser of the Assigned Trigger Notice and all of the DD Materials (together with a reasonably detailed calculation of the Minimum Rent Coverage Ratio and any adjustments thereto, which such adjustments shall be reasonably acceptable to Purchaser, and if not reasonably acceptable to Purchaser shall be revised to accommodate Purchaser’s reasonable comments thereto)) with respect to such Assigned Properties as and to set forth on Schedule 1 and the then-current draft of the Assigned PSA (if available at such time) (the “Assigned Property Election Date”), Purchaser shall elect, by written notice to Seller (the “Assigned Property Election Notice”), to approve or reject each such Assigned Property for acquisition by Purchaser. Purchaser may elect to reject any Assigned Property only if (i) the Seller Assigned Trigger Notice Proposed Percentage is less than [***], (ii) any such Assigned Property does not satisfy the Minimum Rent Coverage Ratio, (iii) the DD Materials with respect to such Assigned Property disclose a fact, circumstance or other matter that would have a material and adverse effect on the value, financeability or condition of such Assigned Property or the tenant or guarantor under the Lease, as determined by Purchaser in its reasonable discretion, or (iv) if, in Purchaser’s reasonable discretion, the terms of the Assigned PSA would materially and adversely affect the marketability or value of Purchaser’s fee simple title to the applicable Assigned Properties. If Purchaser fails to deliver an Assigned Property Election Notice with respect to the applicable Assigned Property on or before the Assigned Property Election Date, then Purchaser shall be deemed to have rejected such Assigned Property.
5.
Conflict. If there is a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall control.
6.
Ratification. Except as herein expressly amended, each and every other term of the Agreement shall remain unchanged and in full force and effect without modification, and Purchaser and Seller hereby ratify and affirm the same.
7.
Counterparts. This Amendment may be executed in several counterparts, all of which are identical and all of which counterparts together shall constitute one and the same document. This Amendment may be executed by facsimile or other electronic signature.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date set forth above.

PURCHASER:

GPM Portfolio Owner LLC,

a Delaware limited liability company

By: /s/ Michael Reiter

Name: Michael Reiter

Title: Authorized Representative

OAK STREET REAL ESTATE CAPITAL FUND VI OP, LP

By: Oak Street Real Estate Capital GP VI, LLC, its general partner

By: /s/ Michael Reiter _________

Name: Michael Reiter

Title: Authorized Representative

ACKNOWLEDGED AND AGREED:

OAK STREET REAL ESTATE CAPITAL NET LEASE PROPERTY FUND, LP

By: Oak Street Real Estate Capital Net Lease Property Fund GP, LLC, its general partner

By: /s/ Michael Reiter

Name: Michael Reiter

Title: Authorized Representative

SELLER:

GPM Investments, LLC,
a Delaware limited liability company

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Eyal Nuchamovitz

Name: Eyal Nuchamovitz

Title: EVP

Signature Page to Fourth Amendment to Standby Real Estate Purchase, Designation and Lease Program